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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                            EQUITABLE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)

      United States                    0-51514             14-1941649
      -------------                    -------             ----------
(State or other jurisdiction of      (Commission          (IRS Employer
incorporation or organization)       File Number)         Identification No.)

              113 North Locust Street, Grand Island, Nebraska 68801
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (308) 382-3136
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
                ---------------------------------------------

          (a) Crowe Chizek and Company LLC was previously the independent registered public accounting firm for Equitable Financial Corp. (the "Company"). On December 19, 2006, the Company dismissed Crowe Chizek and Company LLC as the Company's independent registered public accounting firm. The decision to dismiss Crowe Chizek and Company LLC was approved by the Company's Audit/Compliance Committee. In connection with the audits of the two fiscal years ended June 30, 2006 and the subsequent interim period through the date of dismissal, there were no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Crowe Chizek and Company LLC's satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their report. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Company has requested that Crowe Chizek and Company LLC furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in response to Item 304(a) of Securities and Exchange Commission Regulation S-K in this Item 4, and if not, stating the respects in which they do not agree. That letter will be filed by amendment to this Current Report on Form 8-K.

         (b) On December 19, 2006, the Company appointed RSM McGladry Inc. as the Company's independent registered public accounting firm, subject to RSM McGladry Inc.'s completion of their normal client acceptance procedures.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITABLE FINANCIAL CORP.



Date:  December 21, 2006                By: /s/ Kim E. Marco
                                            ------------------------------------
                                            Kim E. Marco
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER